Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXECUTION VERSION

FIRST AMENDMENT TO COMPREHENSIVE BEVERAGE AGREEMENT

This First Amendment to Comprehensive Beverage Agreement (this “Amendment”) is entered into on April 28, 2017 (the “Effective Date”), by and between The Coca-Cola Company, a Delaware corporation (“Company”), Coca-Cola Refreshments USA, Inc. (“CCR”), a wholly‑owned subsidiary of Company, and Coca-Cola Bottling Co. Consolidated, a Delaware corporation (“Bottler”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement (as hereinafter defined and as amended hereby).

RECITALS

WHEREAS, Company, CCR and Bottler are parties to that certain Comprehensive Beverage Agreement (the “Agreement”), having an effective date of March 31, 2017; and

WHEREAS, Company, CCR and Bottler now wish to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of these promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.The parties hereto hereby amend Exhibit C-2 (Sub-Bottling Territory) to the Agreement by adding the “Akron/Elyria/Toledo/Willoughby/Youngstown Subterritory” set forth on Attachment A hereto to such Exhibit.

2.The parties hereto hereby amend Schedule 3.2 (Sub-Bottling Payments) to the Agreement by adding the following to the final sentence of the second paragraph of such Schedule:

and (c) the amount of the Sub-Bottling Payment for the Akron/Elyria/Toledo/Willoughby/Youngstown Subterritory identified on Exhibit C-2 will be calculated for each Bottler fiscal quarter by (i) multiplying Bottler’s Sub-Bottling Gross Profit in such Subterritory for such fiscal quarter by the [***] set forth in Schedule 3.2.1-B corresponding to the [***].

3.The parties hereto herby further amend the Agreement by adding the Schedule attached hereto as Attachment B as new Schedule 3.2.1-B to the Agreement.

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

4.Other than as expressly amended by this Amendment, the Agreement will continue in effect in accordance with its terms.

5.This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to principles of conflict of laws.

6.This Amendment may be signed in counterparts, which together shall constitute one agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized representatives as of the date first written above.

THE COCA-COLA COMPANY

By:	/s/ J. A. M. Douglas, Jr.
Authorized Representative

COCA-COLA REFRESHMENTS USA, INC.

By:	/s/ J. A. M. Douglas, Jr.
Authorized Representative

COCA-COLA BOTTLING CO.
CONSOLIDATED

By:	/s/ E. Beauregarde Fisher III
Authorized Representative

Signature Page to Amendment to Comprehensive Beverage Agreement

ATTACHMENT A

Akron/Elyria/Toledo/Willoughby/Youngstown Subterritory:

State	County	Sales Center	Description
Ohio	Ashtabula	Willoughby OH	All locations in Ashtabula County
Ohio	Carroll	Akron OH	All locations in Carroll County
Ohio	Columbiana	Youngstown OH	All locations in Columbiana County
Ohio	Erie	Elyria OH	All locations in Erie County, EXCLUDING all locations on Kelley's Island.
Ohio	Erie	Toledo OH	Only those locations in Erie County located on Kelley's Island.
Ohio	Fulton	Toledo OH	All locations in Fulton County
Ohio	Geauga	Akron OH

Only those locations in Geauga County that are in the southwest corner that are south of the Conrail Railroad line that runs from the eastern Cuyahoga County boundary to the northern Portage County boundary.

Ohio	Geauga	Willoughby OH

All locations in Geauga County, EXCLUDING a small area in the southwest corner that is south of the Conrail Railroad line that runs from the eastern Cuyahoga County boundary to the northern Portage County boundary.

Ohio	Harrison	Akron OH	Only those locations in Harrison County located in the city limits of Bowerston.
Ohio	Henry	Toledo OH

All locations in Henry County north of a line starting at a point (84°13'39.037"W 41°15'11.586"N) where State Route 18 crosses the Henry – Defiance County boundary; thence eastwardly along State Route 18, through and not including the town of Holgate, to a point (84°2'11.551"W 41°15'14.379"N) at the intersection of State Route 18 and County Road G; thence south along State Route 18 through and not including the town of Hamler; thence south and eastwardly out of Hamler on State Route 18 to a point (83°52'55.48"W 41°13'33.438"N) where State Route 18 crosses the Henry – Wood County boundary.

Ohio	Huron	Elyria OH

All locations in Huron County north of a due east-west line running through a point (82°33'33.325"W 41°10'34.722"N) at the intersection of US Highway 250 and Dublin Rd, but excluding all locations within the city limits of the town of Bellevue.

Ohio	Huron	Toledo OH	Only those locations in Huron County within the city limits of the town of Bellevue.
Ohio	Lake	Willoughby OH	All locations in Lake County
Ohio	Lorain	Elyria OH	All locations in Lorain County, EXCLUDING those locations on or along New London Eastern Rd across the very southern part of the County.
Ohio	Lucas	Toledo OH	All locations in Lucas County

State	County	Sales Center	Description
Ohio	Mahoning	Youngstown OH	All locations in Mahoning County
Ohio	Medina	Akron OH

All locations in Medina County, EXCLUDING two small areas on the southern County boundary that are east, south, and west of a line starting at a point (82°0'20.379"W 40°59'25.562"N) where Cemetery Rd crosses the Medina – Wayne county boundary; thence north along Cemetery Rd to a point (82°0'20.395"W 41°0'1.963"N) at the intersection of Cemetery Rd and Willow Rd; thence east along Willow Rd to a point (81°59'46.669"W 41°0'1.823"N) at the intersection of Willow Rd and State Highway 83 (Avon Lake Rd); thence north along State Highway 83 to a point (81°59'46.382"W 41°0'18.51"N) at the intersection of State Highway 83 and White Rd; thence east along White Rd to a point (81°57'54.494"W 41°0'33.523"N) at the intersection of White Rd and Friendsville Rd; thence south along Friendsville Rd to a point (81°57'28.662"W 40°59'23.484"N) where it crosses the Medina – Wayne county boundary; AND all points along Wooster Pike from the Medina – Wayne county boundary north to a point (81°53'13.003"W 41°0'5.231"N) at the intersection of Wooster Pike and Mud Lake Rd.

Ohio	Ottawa	Toledo OH	All locations in Ottawa County
Ohio	Portage	Akron OH	All locations in Portage County
Ohio	Sandusky	Toledo OH	All locations in Sandusky County, EXCLUDING the town of Green Springs.
Ohio	Seneca	Toledo OH

Only those locations in Seneca County in a small portion in the northeast corner around the town of Flat Rock bounded on the west by Township Road 82 and bounded on the south by Township Rd 178, including the town of Flat Rock.

Ohio	Stark	Akron OH	All locations in Stark County
Ohio	Summit	Akron OH	All locations in Summit County
Ohio	Trumbull	Youngstown OH	All locations in Trumbull County
Ohio	Tuscarawas	Akron OH

All locations in Tuscarawas County in the following townships in the northeastern part of the County: Franklin, Lawrence, Sandy, Dover, Goshen, Fairfield, Warren, New Philadelphia, York, Union, Clay, Warwick, Mill, and Rush.

State	County	Sales Center	Description
Ohio	Wayne	Akron OH

All locations in Wayne County north and east of a line starting at a point (81°38'52.207"W 40°53'42.248"N) where County Road 27 (Fulton Rd) crosses the Wayne – Stark county boundary; thence westwardly along County Road 27, through and including the town of Marshallville, to a point (81°48'40.181"W 40°54'6.568"N) at the intersection of County Road 27 and County Road

200 (Blough Rd); thence north along County Road 200 to a point (81°48'43.266"W 40°56'44.561"N) at the intersection of County Road 200 and State Highway 604; thence west along State Highway 604 (Easton Rd) to a point (81°49'17.228"W 40°56'44.387"N) at the intersection of State Highway 604 and Shorle Rd; thence north along Shorle Rd to a point (81°49'20.154"W 40°59'18.124"N) where it crosses the Wayne – Medina county boundary.

Ohio	Williams	Toledo OH

All locations in Williams County east of a line starting at a point (84°28'41.096"W 41°25'37.75"N) at the intersection of County Line Rd and County Rd 18 on the Williams – Defiance County boundary; thence north on County Rd 18 to a point (84°28'40.828"W 41°31'42.77"N) at the intersection of County Rd 18 and County Rd H; thence west on County Rd H to a point (84°37'55.7"W 41°31'41.766"N) at the intersection of County Rd H and County Rd 10; thence north on County Rd 10 to a point (84°37'52.484"W 41°42'3.072"N) where County Rd 10 crosses the Williams – Hillsdale County boundary.

Ohio	Wood	Toledo OH

All locations in Wood County north of a line starting at a point (83°52'57.78"W 41°17'3.093"N) where State Route 281 (Defiance Pike) crosses the Wood – Henry County boundary; thence east along State Route 281 to a point (83°30'31.289"W 41°16'57.215"N) at the intersection of State Route 281 and State Route 199 (McCutcheonville Rd); thence southward along State Route 199 to a point (83°29'27.587"W 41°14'37.734"N) at the intersection of State Route 199 and County Highway 3 (Cygnet Rd), in the town of West Millgrove, West Millgrove not included; thence north and eastwardly along County Highway 3 to a point (83°25'11.467"W 41°15'14.495"N) where County Highway 3 crosses the Wood – Sandusky County boundary.

ATTACHMENT B

SCHEDULE 3.2.1-B

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[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

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[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.